                                                                  EXHIBIT 10.62

                         LIMITED FORBEARANCE AGREEMENT

         THIS LIMITED FORBEARANCE AGREEMENT (this "Agreement") is dated as of November 16, 2001, among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Parent, each of their Subsidiaries (the Borrower, the Parent and their Subsidiaries, each a "Loan Party" and collectively, the "Loan Parties") the several Lenders (as such term is defined in the hereinafter described Credit Agreement) parties to this Agreement, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Assets").

                                   RECITALS:

         A. The Borrower, the Administrative Agent, and the several Lenders parties thereto entered into that certain Fifth Amended and Restated Credit Agreement, dated as of September 17, 1999 (as amended through the date hereof and as may be further amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time, the "Credit Agreement").

         B. The Borrower has advised the Lenders that the Defaults and Events of Default set forth on the attached Schedule I (the "Anticipated Defaults") will exist and be continuing upon the Borrower's delivery of a Compliance Certificate on November 14, 2001.

         C. The Borrower has requested that the Lenders agree to forbear from exercising certain rights available to them as a result of the Anticipated Defaults by the Borrower, and the Lenders have agreed to do so on the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto agree hereby as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

         SECTION 2. LIMITED FORBEARANCE. The Borrower has requested that the Administrative Agent and the Lenders forbear from exercising the rights and remedies available to them as a result of the Anticipated Defaults during the period from the date hereof to and including December 12, 2001. The Administrative Agent and the Lenders hereby agree to forbear from exercising the rights and remedies available to them as a result of the Anticipated Defaults, including the right to demand default interest under Section 2.08 of the Credit Agreement, from the Effective Date (defined in Section 10(f) below) to and including the Termination Date (as defined below), subject to the terms of this Agreement and subject to the occurrence of no further Default or Event of Default either pursuant to the Sections of the Credit Agreement subject to the Anticipated Defaults or otherwise. Upon the earlier of (i) the occurrence of any Default or Event of Default, other than the Anticipated Defaults, (ii) the amendment and waiver of the Anticipated Defaults by the requisite Lenders under the terms of the Credit Agreement, or (iii) December 12, 2001 (the "Termination Date"), the Administrative

 Agent's and the Lenders' agreement herein to forbear from exercising the rights and remedies available to them as the result of the Anticipated Defaults shall immediately terminate, and the Administrative Agent and the Lenders shall be entitled immediately to exercise any and all rights and remedies available under the Credit Agreement and any other Loan Paper, as law, in equity, or otherwise, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower. The Borrower and the Lenders hereby acknowledge Borrower's anticipated noncompliance with the Credit Agreement as a result of the Anticipated Defaults and acknowledge that this Agreement constitutes notice thereof and waive any and all further notices with respect thereto. The agreement of the Administrative Agent and the Lenders herein shall not constitute a waiver of any Default or Event of Default including without limitation the Anticipated Defaults. The Borrower hereby acknowledges that, unless and until the Anticipated Defaults are waived by the requisite number of Lenders in accordance with the Credit Agreement, the Lenders shall have no commitment to make Revolver Advances or issue Letters of Credit or otherwise advance any funds to the Borrower. Notwithstanding any provision in the Credit Agreement or any other Loan Paper to the contrary, the parties hereto expressly acknowledge and agree that, until the Termination Date, the Administrative Agent may renew (but not increase) Letters of Credit in existence as of the date hereof. Notwithstanding any provision in the Credit Agreement or any other Loan Paper, the parties hereto expressly acknowledge and agree that, any draw under any Letter of Credit during the term of this Agreement shall immediately and automatically result in an obligation for the Borrower to reimburse the Administrative Agent for any such draw (which reimbursement obligation may not be paid by the Borrower with the proceeds of a Revolver Advance). Failure of the Borrower to reimburse the Administrative Agent in immediately available funds for any such draw within 2 business hours after receipt of notice of such draw shall constitute an Event of Default hereunder and under the Credit Agreement (such reimbursement to be effected by payment in full from the cash collateral account described in Section 4(i) hereof or by wire transfer of immediately available funds, or any combination of the foregoing). The parties hereto expressly acknowledge and agree that the agreement of the Borrower in the preceding two sentences does not affect or abrogate any of the obligations of the Lenders to the Administrative Agent to participate in any such draws under the Letter of Credit. The parties hereto further expressly acknowledge and agree that the agreements of the Administrative Agent and the Lenders herein shall not in any manner restrict or impair any rights or remedies available to them with respect to any Persons other than the Borrower and other Persons guaranteeing the Obligations or providing collateral security therefor.

         SECTION 3. OTHER AGREEMENTS. To induce the Administrative Agent and Lenders to enter into this Agreement, the Borrowers hereby agree as follows:

         (a) During the period from the Effective Date and continuing until the Termination Date, the Applicable Margin shall be (i) with respect to Advances outstanding under the Term Loan A and the Revolver Loan shall be 3.75% per annum for LIBOR Advances and 2.75% per annum for Base Advances and
(ii) with respect to Advances under the Term Loan B, 4.00% per annum for LIBOR Advances and 3.00% per annum for Base Advances, provided that, notwithstanding the foregoing, if there exists a Default or Event of Default other than the

Anticipated Defaults, no LIBOR borrowings shall be available to the Borrower. During the period from the Effective Date until the Termination Date, while interest will accrue at the rates described above with respect to the Applicable Margin, the Borrower will pay interest at the rates per annum and at the times provided in the Credit Agreement. The aggregate additional amount of interest owned hereunder as a result of the increase in interest rate set forth in this Section 3(a) shall be due and payable on the Termination Date.

         (b) On the Effective Date and continuing until the Termination Date, all notices to be provided to the Administrative Agent shall be provided as follows:

                           William E. Livingstone, IV
                           Bank of America, N.A.
                           901 Main Street, 66th Floor
                           Dallas, Texas 75202
                           Telephone:  (214) 209-2023
                           Fax:        (214) 209-3533

                           with a copy to:

                           Winstead Sechrest & Minick P.C.
                           Attention: Melissa Stewart
                           5400 Renaissance Tower
                           1201 Elm Street
                           Dallas, Texas 75270
                           Telephone:  (214) 745-5200
                           Fax:        (214) 745-5390

         (c) On the Effective Date and continuing until the Termination Date, the Borrower will deliver to the Administrative Agent the following financial reports, in each case in form and detail satisfactory to the Administrative Agent:

                  (i) on the Business Day closest to the 15th of every month and on the last Business Day of every month, a 13-week rolling cash flow liquidity forecast (including forecasting of receipts and disbursements);

                  (ii) on the last Business Day of every month, a variance report delineating all material variances from the prior week's forecast of receipts and disbursements; and

                  (iii) any other information or reports from time to time requested by Administrative Agent, its counsel or its financial advisers.

         (d) On the Effective Date and continuing until the Termination Date, Borrower will, and will cause each of the Parent and their Subsidiaries (other than Subsidiaries organized under the Laws of the country other than the United States), to grant a prior first perfected Lien on any of the assets of the Borrower, the Parent or their Subsidiaries requested by the Administrative Agent or the Majority Lenders for the benefit of the Administrative Agent and the Lenders to secure the Obligations, (including, without limitation, all cash, cash equivalents and deposit accounts of the Parent, the Borrower and their Subsidiaries), provided that, notwithstanding the foregoing, (i) no foreign organized Subsidiary of the Parent or the Borrower will be required to grant a Lien on any of its assets, (ii) with respect to any Capital Stock owned by the Borrower, the Parent, any of their foreign organized Subsidiaries, such pledge will be limited to 65% of the aggregate outstanding issued amount of Capital Stock of such foreign organized Subsidiary, (iii) the Borrower will pledge its interest in 65% of the Capital Stock of the Canada Sub, but such pledge will be a second Lien, and (iv) the Borrower will use its best efforts to grant a prior first perfected Lien on twenty additional leasehold mortgages (or leasehold deeds of trust) requested by the Administrative Agent.

         SECTION 4. PROCEEDS OF ASSET SALES. On the Effective Date and continuing until the Termination Date, the Borrower shall use the Net Proceeds of sales of assets or Properties by the Borrower, the Parent or any of their Subsidiaries (which for purposes of this Agreement shall not exclude asset sales in the ordinary course of business, but provided that no such sales of assets or Properties by the Parent, the Borrower or any of their Subsidiaries shall be permitted except as set forth in Section 5 hereof) as follows: (i) first, to establish a $2,500,000 cash collateral account to secure the Obligations, including but not limited to any letter of credit reimbursement obligations, in accordance with the terms of a Restricted Cash Collateral Account Agreement executed by the parties in the form attached hereto as Exhibit A, and (ii) second, to establish a $200,000 retainer for the benefit of Special Counsel in connection with the continued legal expenses and legal fees and the consulting fees of Deloitte Consulting associated with the Loans. To the extent that the Borrower consummates the sale of ceratin of the St. Louis, Missouri Collocation Facilities or any other sales of assets and Properties by the Parent, the Borrower and their Subsidiaries, the Net Proceeds shall be applied as described above to the extent there has not already been an asset sale or there has been an asset sale that did not generate funds adequate to fund the referenced account and retainer. Any additional Net Proceeds from such sale of the St. Louis, Missouri Collocation Facilities and all other Net Proceeds from all other sales of assets and Properties by the Borrower, the Parent or any of their Subsidiaries will be applied in the following order: (x) to immediately prepay the scheduled amortization of the Obligations due on December 31, 2001, such prepayment to be in an aggregate amount equal to $7,321,864.00 (each Lender agrees that such prepayment application in the order of maturity is specifically permitted by the Lender hereunder), (y) to reimburse the Borrower for all amounts paid by the Borrower between November 1, 2001 and November 15, 2001 for the reimbursement of the Administrative Agent for its fees and expenses of counsel and consultants in accordance with the terms of the Credit Agreement, and (z) to the extent of any remaining Net Proceeds, to prepay the Revolver Loan, the Term Loan A and the Term Loan B, ratably. Such prepayments amounts under subsection (z) above shall be applied to installments due in the inverse order of maturity with respect to Term Loan A and Term Loan B, and shall not affect the scheduled reductions of the Commitment required by Section 2.11(b) of the Credit Agreement. Notwithstanding the foregoing, if (A) the Borrower sells the Collocation Facilities located in Beaumont, Texas in accordance with the provisions of Section 5 below, (B) all preceding requirements of this Section 4 have been satisfied except subsection
(z) above and (C) amounts in the cash collateral account described in (i) above are not less than $2,500,000, the Borrower may retain for its own use an amount equal to 20% of the Net Proceeds of the sale of the Collocation Facilities located in Beaumont, Texas, and the remaining 80% of such Net Proceeds must be applied in accordance with the terms of subsection (2) above. Any prepayment amounts applied to the Revolver Loan in accordance with this Section 4 shall permanently reduce the Commitment.

         Section 5. PERMITTED ASSETS SALES. On the Effective Date and continuing until the Termination Date, so long as (a) there exists no Default or Event of Default both before and after giving effect to such sale (except the Anticipated Defaults), (b) the gross proceeds of each such sale of assets are in cash only, the Net Proceeds are distributed in accordance with the terms of
Section 4 hereof and the Borrower is in full compliance with the terms of
Section 4 hereof and this Agreement, and (c) all gross proceeds and other monies from the buyer of any such assets and Properties are wired directly to the Administrative Agent (and not to the Borrower, the Parent, any of their Subsidiaries or any other Person) pursuant to instructions from the Borrower and its Subsidiaries whereupon the Administrative Agent shall distribute such funds as set forth in Section 4 hereof,

                  (i) the Borrower may consummate the sale of its Collocation Facilities in St. Louis, Missouri, described on Schedule II hereof, provided that, (x) gross cash proceeds related to such asset sale are not less than $21,000,000 and (y) such asset sale is consummated in strict accordance with the terms of that certain Purchase and Sale Agreement executed by the Borrower and the buyer, dated as of October 4, 2001, as amended by that certain First Amendment to Purchase and Sale Agreement, dated as of November 7, 2001, as in effect on November 8, 2001 and

                  (ii) the Borrower may consummate the sale of its Collocation Facilities owned by the Borrower in Beaumont, Texas, as described on
         Schedule III hereto, provided that, (x) gross proceeds related to such asset sale are not less than $300,000, and (y) such asset sale is consummated in strict accordance with the terms of that certain Purchase and Sale Agreement, executed by the Borrower and the buyer, dated as of September 17, 2001.

In connection with any asset sale permitted by this Section 5 or otherwise consented to by the Lenders in accordance with the terms of the Credit Agreement, the Administrative Agent is hereby authorized by each Lender to (i) execute any and all releases deemed appropriate by it to release such assets of the Borrower, the Parent and their Subsidiaries constituting Collateral from all Liens and security interests securing all or any portion of the Obligations,
(ii) return to the Borrower any such Collateral in the possession of the Administrative Agent, and (iii) take such other action as the Administrative Agent deems necessary or appropriate in connection with such transaction and in furtherance of the effectuation thereof.

         Section 6. PROHIBITED ACTIONS. On the Effective Date and continuing until the Termination Date, the Borrower shall not, and shall not permit the Parent or any of their Subsidiaries to (a) make any Restricted Payment, except scheduled payments on seller Debt made by the Borrower, and only as described and in such amounts as set forth on Schedule IV hereto, (b) make any new Investments other than Investments permitted under Sections 8.04(a) through (d), Section 8.04(f), Section 8.04(i)(B) and Section 8.04(j) of the Credit Agreement, or Investments constituting Capital Expenditures permitted by subsection (i) of this Section 6, (c) incur any additional Debt, except incurred in the ordinary course of business by the Borrower in the form of accounts payable and accrued expenses, (d) grant or otherwise permit any new Liens to exist (except Liens described in subsections
(a) through (f) of the definition of Permitted Liens in the Credit Agreement),
(e) sell, transfer or otherwise dispose of any assets other than as permitted under Section 5 hereof without the consent of each Lender, (f) enter into any Affiliate transactions, (g) enter into any Synthetic Leases, (h) merge or consolidate with any Person or (i) make any Capital Expenditure or acquisition, except the purchase of immaterial office supplies and equipment from time to time and other Capital Expenditures made during the term of this Agreement in an amount not more than $4,500,000 in the aggregate.

         Section 7.  RELEASE

         (a) Borrower, the Parent, and each of their Subsidiaries (collectively, the "Borrower Parties") hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective Affiliates, Bank Affiliates and Subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under stature, which any Borrower Party ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Agreement and which were in any manner related to any of the Loan Papers or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto (collectively, the "Borrower Claims").

         (b) Each Borrower Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any of the Borrower Claims which may have arisen at any time on or prior to the date of this Agreement and were in any manner related to any of the Loan Papers.

         (c) The agreements of each Borrower Party set forth in this Section 7 shall survive termination of this Agreement and the other Loan Papers.

         Section 8. CONDITIONS PRECEDENT. The parties hereto agree that no provision of this Agreement shall be effective until (a) the Administrative Agent shall have received a copy of this Agreement executed and delivered by each of the Loan Parties made signatory hereto and by each Lender required by the Credit Agreement for the effectiveness of such provision hereof, (b) the Administrative Agent shall have received an opinion of counsel to the Parent, the Borrower and their Subsidiaries in form and substance satisfactory to the Administrative Agent and Lenders (such opinion to include, without limitation, enforceability of this Agreement and no conflict with Parent's, Borrower's and their Subsidiaries' material agreements), and (c) all fees and expenses in connection with the Loan Papers, including this Agreement, including legal and other professional fees and expenses incurred on or prior to the date of this Agreement by Administrative Agent, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C. and Deloitte Consulting, shall have been paid.

         SECTION 9. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the several Lenders parties hereto to enter into this Agreement and to grant the forbearance contained herein, the Parent and the Borrower jointly and severally represent and warrant to the Administrative Agent and the Lenders as follows:

         (a) AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Loan Parties of this Agreement have been duly authorized by all necessary partnership, corporate or limited liability company action, as applicable, and do not and will not (i) contravene the terms of any charter documents of any Loan Party, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Loan Party is a party or any order, injunction, writ or decree of any governmental authority to which any Loan Party is a party or its property is subject, or (iii) violate any requirement of Law.

         (b) GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any governmental authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Agreement.

         (c) NO DEFAULT. Other than the Anticipated Defaults, no Default or Event of Default exists under any of the Loan Papers. No Loan Party is in default under or with respect to (i) its charter documents or (ii) any material contractual obligation of such Person. The execution, delivery and performance of this Agreement shall not result in any default under any contractual obligation of any Loan Party in any respect.

         (d) BINDING EFFECT. This Agreement constitutes the legal, valid and binding obligations of the Loan Parties that are parties thereto, enforceable against such Loan Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

         (e) REPRESENTATIONS AND WARRANTIES. Except with respect to the existence of the Anticipated Defaults, the representations and warranties set forth in the Credit Agreement and the other Loan Papers are true and correct in all material respects on and as of the Effective Date, as if such representations and warranties were being made on and as of the Effective Date.

         SECTION 10.       MISCELLANEOUS.

         (a) RATIFICATION AND CONFIRMATION OF LOAN PAPERS. Except as specifically modified by this Agreement, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Papers remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Agreement shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Paper. Without limiting the generality of the foregoing, the forbearance provided by this Agreement shall not be deemed to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties with respect to any other term, provision, condition or covenant of the Credit Agreement or other Loan Papers.

         (b) AFFIRMATION OF GUARANTEES. Notwithstanding that such consent is not required thereunder, the Parent, the Borrower and the Subsidiaries of the Parent and the Borrower hereby consent to the execution and delivery of this Agreement by the parties hereto and reaffirm their respective obligations under each of their respective Guaranties.

         (c) LIENS. The Parent, the Borrower and the Subsidiaries agree hereby that all Liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Obligations including but not limited to those under the Loan Papers are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, and this Agreement shall not affect the priority of such Liens. Nothing in this Agreement shall in any manner diminish, impair or extinguish any of the Liens securing the Obligations, the Guaranties, or the other Loan Papers or be construed as a novation in any respect.

         (d) HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         (e) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         (f) COUNTERPARTS AND EFFECTIVE DATE. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. The Effective Date shall occur when the conditions precedent set forth in Section 8 of this Agreement have been satisfied in full with respect to any provision of this Agreement (the "Effective Date").

         (g) FINAL AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Limited Forbearance Agreement to be duly executed and delivered by their proper and duly authorized officers effective as of the day and year first above written.

         THE BORROWER:

                                    PINNACLE TOWERS INC.


                                    /s/ Decker A. Todd
                                    -------------------------------------------
                                    By:  Decker A. Todd
                                         --------------------------------------
                                    Its: Vice President, Treasurer,
                                         Assistant Secretary
                                         --------------------------------------

                                    ADMINISTRATIVE AGENT:

                                    BANK OF AMERICA, N.A.,
                                    as Administrative Agent


                                    /s/ William E. Livingstone, II
                                    -------------------------------------------
                                    By:  William E. Livingstone, II
                                         --------------------------------------
                                    Its: Managing Director
                                         --------------------------------------

                                    LENDERS:

                                    BANK OF AMERICA, N.A., individually as a
                                    Lender



                                    /s/ William E. Livingstone, II
                                    -------------------------------------------
                                    By:  William E. Livingstone, II
                                         --------------------------------------
                                    Its: Managing Director
                                         --------------------------------------

                                     FLEET NATIONAL BANK (f/k/a
                                     BANKBOSTON, N.A)


                                     Ellery (Tim) Willard
                                     -------------------------
                                     By:  Ellery (Tim) Willard
                                          --------------------
                                     Its: Vice President
                                          --------------------

                                    BANKERS TRUST COMPANY



                                    /s/ Anca Trifan
                                    ----------------------

                                    By:  Anca Trifan
                                         -----------------

                                    Its: Director
                                         -----------------

                                    SOCIETE GENERALE



                                    /s/ Mark Vigil
                                    ----------------------

                                    By:      Mark Vigil
                                         -----------------

                                    Its:     Director
                                         -----------------

                                    UNION BANK OF CALIFORNIA, N.A.



                                    /s/ Peter C. Connoy
                                    ----------------------

                                    By:  Peter C. Connoy
                                         -----------------

                                    Its:  Vice President
                                          ----------------

                                    KEY CORPORATE CAPITAL INC.



                                    /s/ Michael V. Lugli
                                    -------------------------

                                    By:      Michael V. Lugli
                                         --------------------

                                    Its:     S.V.P.
                                         --------------------

                                    COBANK, ACB



                                    /s/ Thomas W. Cosgrove
                                    ---------------------------

                                    By:      Thomas W. Cosgrove
                                         ----------------------

                                    Its:     Vice President
                                         ----------------------

                                        CREDIT LYONNAIS NEW YORK BRANCH


                                                 /s/ PATRICK MCCARTHY
                                        ----------------------------------------
                                        BY:  PATRICK MCCARTHY
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

                                        THE BANK OF NOVA SCOTIA


                                               /s/ PAUL A. WEISSENBERGER
                                        ----------------------------------------
                                        BY:  P. A. WEISSENBERGER
                                             -----------------------------------
                                        ITS: AUTHORIZED SIGNATORY
                                             -----------------------------------

                                        DRESDNER BANK AG NEW YORK & GRAND
                                        CAYMAN BRANCHES


                                                  /s/ JANE A. MAJESKI
                                        ----------------------------------------
                                        BY:  JANE A. MAJESKI
                                             -----------------------------------
                                        ITS: DIRECTOR
                                             -----------------------------------


                                                 /s/ BRIAN K. SCHNEIDER
                                        ----------------------------------------
                                        BY:  BRIAN K. SCHNEIDER
                                             -----------------------------------
                                        ITS: ASSOCIATE
                                             -----------------------------------

                                        U.S. BANK NATIONAL ASSOCIATION (f/k/a
                                        FIRSTAR BANK, N.A. f/k/a MERCANTILE
                                        BANK NATIONAL ASSOCIATION)


                                                 /s/ DOUGALS P. BEST
                                        ----------------------------------------
                                        BY:  DOUGLAS P. BEST
                                             -----------------------------------
                                        ITS: BANKING OFFICER
                                             -----------------------------------

                                        DEXIA CREDIT LOCAL (f/k/a CREDIT LOCAL
                                        DE FRANCE - NEW YORK AGENCY)


                                                   /s/ MARC BRUGIERE
                                        ----------------------------------------
                                        BY:  MARC BRUGIERE
                                             -----------------------------------
                                        ITS: GENERAL MANAGER
                                             -----------------------------------


                                                 /s/ SANDRA C. LEFKOVITS
                                        ----------------------------------------
                                        BY:  SANDRA C. LEFKOVITS
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

                                        IBM CREDIT CORPORATION


                                                 /s/ THOMAS S. CURCIO
                                        ----------------------------------------
                                        BY:  THOMAS S. CURCIO
                                             -----------------------------------
                                        ITS: MANAGER OF CREDIT
                                             -----------------------------------

                                        THE CIT GROUP/EQUIPMENT FINANCIAL, INC.


                                              /s/ Michael V. Monahan
                                        ----------------------------------------
                                        BY:  Michael V. Monahan
                                             -----------------------------------
                                        ITS: Vice President
                                             -----------------------------------

                                        ALLFIRST BANK


                                        ----------------------------------------
                                        BY:
                                             -----------------------------------
                                        ITS:
                                             -----------------------------------

                                        WEBSTER BANK


                                                 /s/ Paul T. Savino
                                        ----------------------------------------
                                        BY:   Paul T. Savino
                                             -----------------------------------
                                        ITS:  Vice President
                                             -----------------------------------

                                        CITIZENS BANK OF MASSACHUSETTS


                                                    /s/ ANNE HEMMER
                                        ----------------------------------------
                                        BY:  ANNE HEMMER
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

                                        RAYMOND JAMES BANK, FSB


                                                /s/ ROBERT E. LERCH, JR.
                                        ----------------------------------------
                                        BY:  ROBERT E. LERCH, JR.
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

                                        HELLER FINANCIAL, INC.


                                                 /s/ Scott Ziemke
                                        ----------------------------------------
                                        BY:   Scott Ziemke
                                             -----------------------------------
                                        ITS:  Assistant Vice President
                                             -----------------------------------

                                        PILGRIM PRIME RATE TRUST
                                        BY: ING PILGRIM INVESTMENTS INC.
                                            AS ITS INVESTMENT MANAGER


                                                 /s/ ROBERT L. WILSON
                                        ----------------------------------------
                                        BY:  ROBERT L. WILSON
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

                                        PILGRIM AMERICA HIGH INCOME
                                        INVESTMENTS INC. LTD.
                                        BY: ING PILGRIM INVESTMENTS, INC.
                                            AS ITS INVESTMENT MANAGER


                                                 /s/ ROBERT L. WILSON
                                        ----------------------------------------
                                        BY:  ROBERT L. WILSON
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

                                     SEQUILS PILGRIM - I Ltd.
                                     By: ING Pilgrim Investments Inc.
                                         as its investment manager

                                     By:    /s/ ROBERT L. WILSON
                                            --------------------
                                     Name:  ROBERT L. WILSON
                                     Title: Vice President

                               PPM SPYGLASS FUNDING TRUST


                                /s/ Ann E. Morris
                               ---------------------
                               By:  ANN E. MORRIS
                                    ----------------
                               Its: AUTHORIZED AGENT
                                    ----------------

                                     MORGAN STANLEY DEAN WITTER PRIME
                                     INCOME TRUST



                                        /s/ Sheila A. Finnerty
                                     --------------------------------
                                     By:  Sheila A. Finnerty
                                         ----------------------------
                                     Its: Executive Director
                                         ----------------------------

                                     KZH ING-1 LLC



                                        /s/ Virginia Conway
                                     --------------------------------
                                     By:      Virginia Conway
                                         ----------------------------
                                     Its:     Authorized Agent
                                         ----------------------------

                                     KZH ING-2 LLC



                                        /s/ Virginia Conway
                                     --------------------------------
                                     By:   Virginia Conway
                                         ----------------------------
                                     Its:  Authorized Agent
                                         ----------------------------

                                     SEQUILS-ING 1 (HBEDGM), LTD.

                                     By: ING Capital Advisors, LLC,
                                     as Collateral Manager


                                           /s/ STEVEN N. GORSKI
                                       ---------------------------

                                       By:  STEVEN N. GORSKI
                                            ----------------------

                                       Its: VICE PRESIDENT &
                                            SENIOR CREDIT ANALYST
                                            ----------------------

                                     TORONTO DOMINION (NEW YORK), INC.


                                           /s/ GWEN ZIRKLE
                                       ---------------------------

                                       By:  GWEN ZIRKLE
                                            ----------------------

                                       Its: VICE PRESIDENT
                                            ----------------------